Exhibit 10.14.1
EXECUTION COPY
AMENDMENT NO. 1
     This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 31, 2008 is entered into among CapitalSource Funding VIII LLC (the “Borrower”), CapitalSource Finance LLC, a Delaware limited liability company (the “Servicer”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) and as managing agent for the Lender (the “Managing Agent”) and Nantucket Funding Corp., LLC (the “Lender”).
RECITALS
     WHEREAS, the parties hereto have entered into a Credit Agreement dated as of July 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);
     WHEREAS, the parties hereto wish to amend the Credit Agreement in certain respects as hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and the Agreement, the parties hereto agree as follows:
     SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.
     SECTION 2. Amendment.
     2.1 Section 2.7(a)(x) of the Agreement is hereby amended and restated in its entirety as follows:
“(x) Tenth, (A) pro rata to each Lender, in an amount necessary to reduce the Advances Outstanding to zero, and (B) all remaining amounts thereafter shall be distributed to the Borrower.”
     SECTION 3. Acknowledgement. Each of the parties hereto acknowledges and agrees that the amendment specified in Section 2 hereof shall be in effect as of the Payment Date occurring in January, 2009 and reflected as such on the Periodic Report to be delivered prior to such Payment Date for the most recently ended Settlement Period.
     SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received an original counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Administrative Agent of the execution and delivery of this Amendment by such parties.
     SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment, each of the Borrower and the Servicer hereby agrees that all representations and warranties made in the Agreement and the other Transaction Documents shall be deemed to have been remade as of the effective date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     5.2 Representations and Warranties. Each of the Borrower and the Servicer hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.
     5.3 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
     5.4 Effect on Agreement. Except for the actions specifically stated above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
     5.5 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Managing Agent or the Administrative Agent under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver or amendment of any provision contained therein, except as specifically set forth herein.
     5.6 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York.
     5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     5.8 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
     5.9 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

2

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	CAPITALSOURCE FUNDING VIII LLC

	By:	/s/ Jeffrey Lipson

		Name:	Jeffrey Lipson
		Title:	Vice President & Treasurer

SERVICER:	CAPITALSOURCE FINANCE LLC

	By:	/s/ Jeffrey Lipson

		Name:	Jeffrey Lipson
		Title:	Vice President & Treasurer
Amendment No. 1

MANAGING AGENT for Nantucket Funding Corp., LLC:	DEUTSCHE BANK AG, NEW YORK BRANCH

	By	/s/ Michael Cheng

		Name:	MICHAEL CHENG
		Title:	DIRECTOR

	By	/s/ Peter Chuang

		Name:	PETER CHUANG
		Title:	VICE PRESIDENT

ADMINISTRATIVE AGENT:	DEUTSCHE BANK AG, NEW YORK BRANCH

	By	/s/ Michael Cheng

		Name:	MICHAEL CHENG
		Title:	DIRECTOR

	By	/s/ Peter Chuang

		Name:	PETER CHUANG
		Title:	VICE PRESIDENT

LENDER:	NANTUCKET FUNDING CORP., LLC

	By	/s/ Lori Gebron

		Name:	Lori Gebron
		Title:	Vice President
Amendment No. 1